1

UBS AG London Branch
5 Broadgate
London
EC2M 2QS
Allen & Overy LLP
Bockenheimer Landstraße 2
60306 Frankfurt am Main

Germany
Our ref 0036335 - 0000808
22 October 2021
Dear Sir or Madam

UBS SEC registration as a non-resident security-based swap dealer

1.

BACKGROUND
1.1

We understand that UBS AG, a bank authorised in Switzerland, is seeking to register with the United
States ( US
) Securities and

Exchange Commission (
SEC
) as a non-resident

security-based swap (
SBS )
dealer ( SBSD ).
1.2

To register as an SBSD with the SEC, a non-resident SBSD
1

such as UBS AG must attach an opinion
of counsel to Form SBSE, SBSE-A or SBSE-BD affirming that the SBSD can, as a matter of law:
(a)

provide

the

SEC

with

prompt

access

to

the

relevant

books

and

records

as

defined

in
paragraphs
3.3

to
3.5

(
Covered Books and Records
); and

(b)

submit to on-site

inspection and examination

of its Covered

Books and Records by

the SEC
( On-Site Inspection ).
1.3

Associated persons

of UBS

AG located

in Germany

who effect

SBS transactions on

behalf of

UBS
AG

will

be

employed

by

UBS

Europe

SE

(
UBS

ESE
),

which

is

incorporated

in

Germany

and
authorised to provide services in

Germany (among other jurisdictions).

Accordingly, UBS

ESE will
maintain certain Covered Books and Records in Germany on behalf of UBS

AG.
1.4

You have asked us to issue

an opinion affirming

that (a) UBS AG

will be able

to provide the

SEC with
prompt access to

its Covered

Books and

Records that are

maintained by

UBS ESE in

Germany and
(b) UBS ESE can

submit to On-Site

Inspection by the

SEC of UBS

AG’s Covered Books and Records
it maintains on behalf of UBS AG, in each case accordance with paragraph
1.2 above.
2

1
    In the case of a corporation, an SBSD will be “non - resident” if it is incorporated   in or has its principal place of business in any place not in the
United States (see 17

Code of Federal Regulations

(
CFR
) § 240.15Fb2-4(a)(2)). As

UBS AG is incorporated

in Switzerland, UBS AG

fulfils this
definition of a “non-resident” SBSD.
2
    In accord ance with Assumption
5

in
Annex 2
, this opinion does not

cover the direct provision of Covered

Books and Records by UBS

ESE to
the SEC as this information will instead be provided

to UBS AG London Branch and sent by UBS AG London

Branch to the SEC.

Allen &

Overy LLP

is a

limited liability

partnership registered

in England

and Wales

with registered

number OC306763.

It is

authorised and

regulated by

the Solicitors

Regulation
Authority of England and Wales.

The term partner is used to refer

to a member of Allen & Overy

LLP or an employee or consultant

with equivalent standing and qualifications.

A list
of the members of Allen & Overy LLP and of the non-members who are designated as partners is open to inspection at its registered office, One Bishops Square, London E1 6AD.
Allen & Overy LLP or an affiliated undertaking has an office in each of: Abu Dhabi,

Amsterdam, Antwerp, Bangkok, Beijing, Belfast, Bratislava, Brussels, Budapest, Casablanca, Dubai,
Düsseldorf, Frankfurt, Hamburg, Hanoi, Ho Chi Minh

City, Hong Kong, Istanbul, Jakarta (associated office), Johannesburg, London, Los Angeles,

Luxembourg, Madrid, Milan, Moscow,
Munich, New York, Paris, Perth,

Prague, Rome, São Paulo, Seoul, Shanghai, Silicon Valley,

Singapore, Sydney, Tokyo,

Warsaw, Washington,

D.C. and Yangon.

Düsseldorf
Dreischeibenhaus 1

40211 Düsseldorf

Tel +49 (0)211

2806 7000

Fax +49 (0)211 2806 7800

Ellen Birkemeyer

Dr. Hans Diekmann

Dr. Christian Eichner

Dr. Jens Matthes

Dr. Stephan Neuhaus

Dr. Jan Schröder

Counsel

Kyrill Chilevych

Dr. Michael Fink

Anne Fischer

Dr. Achim Schmid

Frankfurt
Haus am OpernTurm

Bockenheimer Landstraße 2

60306 Frankfurt am Main

Tel +49 (0)69 2648 5000

Fax +49 (0)69 2648 5800

Dr. Alexander Behrens

Dr. Wolf R. Bussian

John Coburn

Dr. Michael H. Ehret

Dr. Stefan Henkelmann

Dr. Franz Bernhard Herding

Dr. Matthias Horn

Dr. Michiel Huizinga

Dr. Hartmut Krause

Dr. Hans-Peter Löw

Anna Masser

Dr. Olaf Meisen

Wolfgang Melzer

Thomas Neubaum

Dr. Udo H. Olgemöller

Marc O. Plepelits

Dr. Sven Prüfer

Dr. Knut Sauer

Martin Scharnke

Dr. Jochen Scheel

Thomas Ubber

Dr. Heike Weber

Dr. Michael Weiß

Jan Erik Windthorst

Dr. Marc Zimmerling

Senior Counsel

Peter H. Hoegen

Counsel

Boris Alexander Blunck

Dr. Jan-Hendrik Bode

Lennart Dahmen

Matthias Fischer

Dr. Mark Hallett

Woldemar Häring

Dr. Roman A. Kasten

Christian Klöpfer

Stefan Kuhm

Dr. Tim Nikolas Müller

Jens Nollmann

Dr. David T.

Schmid

Dr. Esther Schmidt-Naumann

Dr. Sebastian Schulz

Tim Spranger

Dr. Katharina Stüber

Dr. Andre P.

H. Wandt

Peter Wehner

Alexander Wüpper

Of Counsel

Stephan Funck

Frank Herring

Hamburg
Hanseatic Trade Center

Kehrwieder 12

20457 Hamburg

Tel +49 (0)40 82221 20

Fax +49 (0)40 82221 2200

Dr. Börries Ahrens

Dr. Nicolaus Ascherfeld

Markulf Behrendt

Dr. Ellen Braun

Dr. Christian Hilmes

Dr. Nils Koffka

Max Landshut

Dr. Helge Schäfer

Dr. Hans Schoneweg

Counsel

Marie-Luise von Buchwaldt

Dr. René Galle

Dr. Rüdiger Klüber

Dr. Jonas Wittgens

München
Maximilianstraße 35

80539 München

Tel +49 (0)89 71043 3000

Fax +49 (0)89 71043 3800

Dr. Gottfried E. Breuninger

Dr. Jan Ebersohl

Dr. Joachim Feldges

Dr. Astrid Krüger

Dr. Magnus Müller

Dr. Hendrik Röhricht

Dr. Walter Uebelhoer

Dr. Alexander Veith

Counsel

Dr. Ilja Baudisch

Dr. Alice Broichmann

Christina Habermayr

Dr. Dirk Schade

Dr. Bettina Scharff

Dr. Jens Wagner

Eda Zhuleku

0036335-0000808 UKO1: 2005527215.20

1.5

This opinion is structured as follows:
(a)

Section
2
:
Summary of opinion;

(b)

Section
3
:
Scope, assumptions and qualifications
;

(c)

Section
4
:
revisions to applicable law;

(d)

Section
5
:
reliance and confidentiality;

(e)

Annex 1
: Opinion; and
(f)

Annex 2
: Assumptions.

1.6

For the purposes

of this opinion,

the legal or

natural person imparting the

information subject to

the
duty of

confidentiality will

be the
Rights Holder
and the

person receiving

that information,

in this
case UBS ESE, will be the Recipient.

2.

SUMMARY OF OPINION
Subject to the assumptions and qualifications below, it is our opinion that:
2.1

UBS ESE can, as

matter of applicable German law,

submit to On-Site Inspection by

the SEC. There
is no restriction

or general blocking

statute on UBS

ESE submitting to

On-Site Inspection by

the SEC.

The

remainder

of

this

opinion

focuses

on

UBS

ESE’s

ability

to

disclose

information

contained

in
Covered Books

and Records

to the SEC

in the course

of On-Site

Inspection in Germany

and the ability
to provide UBS AG London Branch with prompt access to Covered Books and Records.
2.2

UBS ESE can, as a

matter of applicable German law, provide the SEC

with prompt access to

Covered
Books and Records

held by UBS

ESE in Germany

either by disclosure

of Covered Books

and Records
to UBS AG London Branch for the purpose of providing information to the SEC or to the SEC in the course of On-Site Inspections in Germany.
3

Data Protection
4

2.3

Disclosures of personal data (particularly special categories of data or criminal data) relating to UBS
ESE’s clients and staff

are subject to certain restrictions under the Data Protection Laws, particularly where this involves a cross-border transfer

to a country or territory the European Commission

has not
found to

have an

‘adequate’ data

protection regime.
5

However, there are

certain legal

bases for

making
disclosures, and derogations from

the prohibition on international

transfers, that would be

available to
UBS ESE

were it

to be

required by the

SEC to make

available personal data

either by

disclosure of
Covered Books and Records to UBS AG London Branch for the purpose of providing information to the

SEC or

to

the

SEC in

the

course

of

On-Site

Inspections in

Germany.

We

note

that

these legal
restrictions and derogations that UBS

ESE would rely on when

making disclosures to the SEC are

the
same

legal

requirements

as

referred

to

and

reflected

in

the

“Memorandum

of

Understanding
concerning consultation, cooperation and

the exchange of

information related to the

supervision and
oversight of

certain cross-border

over-the-counter derivatives

entities in

connection with

the use

of
substituted

compliance

by

such

entities”

entered

into

between

the

SEC

and

the

German

Federal
Financial

Supervisory

Authority

(
Bundesanstalt

für

Finanzdienstleistungsaufsicht
  –   BaFin
)

(the
3

Where a restriction

on the ability

to
grant access to, transfer   or other disclose
personal data or

to disclose confidential

information applies,

consent
from the Rights Holder, validly given

in accordance with the relevant standard for consent under each applicable legal obligation, would allow
for such information to be lawfully transferred to the

SEC or disclosed to the SEC during On-Site Inspection.

Please note that valid consent is
assumed in Assumption
4.

4
    Please refer to section
1

of
Annex 1

for definitions of Data Protection Laws, EU GDPR

and the BDSG.
5

According to

Article

44 of

the EU

GDPR, any

transfer of

personal data

to third

countries or

international organizations

must, in

addition to
complying with Chapter V of the EU GDPR, also meet

the conditions of the other provisions of the EU GDPR.

0036335-0000808 UKO1: 2005527215.20

BaFin

MoU
).
6

A

similar

Memorandum

of

Understanding

was

entered

into

by

the

SEC

and

the
European Central Bank ( ECB )
7

(the
ECB MoU ).
8

2.4

We

anticipate

that

the

legitimate

interests

legal

basis

for

processing

would

provide

an

applicable
grounds under the EU

GDPR to enable

disclosure of Covered

Books and Records

to UBS AG London
Branch for the purpose of providing information to the SEC and to permit On-Site Inspection.

Banking Secrecy Principle
2.5

The German banking secrecy principle

(the
German Banking Secrecy Principle ) applies in respect
of

all

business and

private information

on

the

client obtained

by

a

bank on

the basis

or

within the
context of

its client

business pursuant

to a

contractual relationship

with the

client. In

Germany,

the
banking secrecy principle is primarily a matter of contract law.

Against this background,

the German
Banking Secrecy

Principle does

not differentiate

between (i)

customer data;

and (ii)

data of

natural
persons or

legal entities,

provided that

the data

are obtained

on the

basis or

within the

context of

a
customer business pursuant to a contractual relationship with a client governed by German law.
2.6

UBS ESE

may share information

contained in

the Covered Books

and Records

or obtained

by the

SEC
through On-Site

Inspections either

(i) where

they are

not in

the scope

of application

of the

German
Banking Secrecy Principle or

(ii) where the

sharing is legally

justified as it

is either required

by law
or the relevant

clients have consented

to the disclosure.

A client’s consent can be

expressed implicitly.

2.7

German laws and orders of German authorities

clearly justify a sharing of information covered

by the
German Banking Secrecy Principle.

There is, however, no case law

or administrative practice or

clear
legal literature as

regards the “conflict”

between foreign statutes

and foreign orders

on the one

hand
and the

German Banking

Secrecy Principle

on the

other hand.

Hence, the

legal situation

is unclear.
That said, in our view there

are good reasons to believe that data

sharing can be justified in relation

to
the German Banking

Secrecy Principle by

either (i) implied

consent or (ii)

a combination of

the US
statutes / the SEC orders in combination with the BaFin MoU / ECB

MoU.
Principle of territoriality
2.8

According to

the general

territorial principle

of international

law,

a state

that wishes

to take

action
outside

its

sovereign

borders

is,

as

a

general

rule,

referred

to

private

law,

because

the

territorial
principle of

international law

limits the

validity of

its sovereign

acts to

its national

territory.

In this
respect, the SEC is in

principle not authorized to take sovereign action,

including On-Site Inspection
of and obtaining

access to Covered

Books and Records,

in Germany.

However, such a permission

can
be found

in the

BaFin MoU between

BaFin and SEC

and also

in the

ECB MoU between

ECB

and
SEC.
9

While the BaFin

MoU and the

ECB MoU are

non-binding, in our view

it should allow

those
actions to be taken without a breach of the general principle of territoriality.
Privacy and Human Rights
2.9

Protection

for

the

general

fundamental

right

to

“
respect

for

private

and

family

life,

home

and
correspondence
” is

enshrined in

Article 8 of

the European

Convention on

Human Rights

(
ECHR ).
This right is directly applicable in Germany.

Actions in respect of Article 8 ECHR require a separate
cause of action, such as an action arising from a wrongful act or other legal obligation, such as under
the Data

Protection Laws.

However, we note

that the

ECHR only

confers rights

on private

law subjects
6
    Available at https://www.sec.gov/files/15122020-substituted-compliance-mou-germany-final-signatures.pdf.

7

As UBS

ESE qualifies

as
a “significant

institution
” within

the

meaning of
  Art.
6(4) of

the Regulation

der (EU)

No. 1024/2013

(the
Single
Supervisory Mechanism Regulation
), it is, as regards prudential supervision, also subject to direct supervision by the ECB.
8

The Memorandum of

Understanding between

the United States
Securities and Exchange

Commission and the

European Central Bank

concerning
consultation, cooperation

and the

exchange of

information related

to the

supervision and

oversight of

certain cross-border

over-the-counter
derivatives

entities

in

connection

with
the

use

of

substituted

compliance

by

such

entities

dated

16

August

2021

(available

at
https://www.bankingsupervision.europa.eu/legalframework/mous/html/ssm.mou_2021_sec~220403db9b.en.pdf ).
9
    Article II paragraph 25 et seq . of the ECB MoU and Article II paragraph 26 et seq. of the BaFin MoU.

0036335-0000808 UKO1: 2005527215.20

vis-à-vis the

state and

not among

themselves. Consequently,

the ECHR

is not

directly applicable to
UBS ESE.
2.10

Article 8 ECHR is, as it were, the

legal foundation on which the GDPR

has been based. The GDPR is
detailing the fundamental

right laid down

in Article 8 ECHR.

Thus, Article 8

ECHR and the

GDPR
are intertwined with each other. As long as

the provision of information to

the SEC by UBS ESE falls
entirely

within

the

scope

of

and

is

in

compliance

with

the

Data

Protection

Laws,

we

consider

the
general fundamental right set out in Article 8 ECHR will be protected.
This summary opinion is not a substitute for the full expression of our views set out in
Annex 1.

3.

SCOPE, ASSUMPTIONS AND QUALIFICATIONS
3.1

This opinion relates solely to access provided to the SEC

by UBS AG,

through its London Branch, of
Covered Books

and Records

held on

its behalf

by UBS ESE

in Germany

and On-Site

Inspection of
UBS ESE

by the

SEC in

Germany.

This opinion

applies equally

to

remote access

from the

United
States to Covered

Books and Records

held in the

Federal Republic of

Germany. This opinion excludes
books and records held in the US.
3.2

This opinion has been prepared in accordance with UBS AG’s specific instructions as to the scope of the opinion.

For this purpose you have issued us

with guidance from a third party US

law firm which
we have used to inform the scope of our opinion.
3.3

This opinion covers data relating to:
(a)

SBS transactions

concluded between UBS

AG (through

its associated

persons employed

by
UBS ESE) and US Person

counterparties,

insofar as this data is

held on behalf of UBS

AG by
UBS

ESE

(e.g.

voice

recordings

and

client

communications)

(these

transactions

will

be
concluded by staff

of UBS ESE

acting in the

name and for the

account of UBS AG

London
Branch and

so some

data relating

to such

transactions will

be held

by UBS

AG London

Branch
in the United

Kingdom (
UK
) – access

to Covered Books

and Records and

On-Site Inspections
by the SEC of data that is held in the UK is not within scope of this opinion);

and
(b)

the activities of the staff of UBS ESE pertaining to

UBS AG’s SBS transactions that are also
arranged, negotiated, or

executed by personnel

of UBS AG

located in a

US branch or

office
or

by

personnel

of

an

agent

of

UBS

AG

located

in

a

US

branch

or

office

(irrespective

of
whether UBS AG’s counterparty is a US Person or a non-US Person).
This opinion only covers transactions

entered into by UBS AG

where UBS ESE is acting

on behalf of
UBS AG.

This opinion does not

cover data relating to

SBS transactions concluded between

UBS ESE
and its own counterparties (even though UBS ESE may be relying on the counting exemption set out in 17 CFR §

240.3a71-3(d) for such transactions,

we are instructed that

this data is not

relevant for the
purposes of 17 CFR § 240.15Fb2-4(c) and so this data is not within scope of this opinion.

0036335-0000808 UKO1: 2005527215.20

3.4

This opinion

only covers

access to

and the

On-site Inspection

of Covered

Books and

Records.

Covered
Books and Records include only those books and records which:
(a)

relate to the US business
10

of the non-resident SBSD.
11

These are the records that relate to an
SBS that is either:
(i)

entered into, or offered to be entered into, by or on behalf of the non-resident SBSD,
with a “U.S. Person”

as defined in 17

CFR § 240.3a71-3(a)(4)
12

(
US Person ) (other
than an SBS conducted through a foreign branch of such US Person
13
); or
(ii)

arranged, negotiated, or executed by

personnel of the non-resident SBSD

located in a
branch in the United States ( US branch
) or office or by personnel

of an agent of the
non-resident SBSD located in a US branch or office;
14

or
(b)

constitute

financial

records

necessary

for

the

SEC

to

assess

the

non-resident

SBSD’s
compliance with the SEC’s margin and capital requirements, if applicable.
15

3.5

Further

to

Assumption
1
,

this

opinion

is

limited

to

those

types

of

records

that

are

relevant

to
prudentially regulated SBSDs,

which excludes financial

records as noted

in paragraph
3.4(b) above
.

For this opinion, the term “Covered Books and Records” extends to these record types alone.
3.6

The issues

addressed in

this opinion

apply equally

across the

different document

types which

constitute
the Covered Books and

Records based upon the

information actually contained

in each of the relevant
Covered Books and Records.

We have not examined any such documents or records.

3.7

In giving this opinion, we have made the further assumptions set out in
Annex 2
.

3.8

No opinion is expressed on matters of fact.

3.9

As a

practical matter,

it may

be particularly

difficult to

establish that

consent is

freely given

where
information relates

to UBS

ESE staff

because consent

is very

difficult to

rely on

in an

employment
context, due to the inherent imbalance of power between an employer and its staff (for example, staff may

believe

there

could

be

negative

consequences

should

they

refuse

to

give

consent).

Further,
consent will only be valid if UBS ESE offers

its staff a genuine choice over how the data is used

and
will only continue to be an

appropriate legal basis if UBS ESE

also offers

its staff the opportunity to
withdraw consent at any time.

Where consent is relied upon in this opinion,

it is on the basis that this
practical matter

has been

overcome.

Where consent

is not

available as

a legal

basis for

disclosure
(including where valid

consent cannot be

obtained), UBS ESE

may be

able to rely

on an alternative
basis for disclosure (e.g. the legitimate interest basis or another exception for international transfer of personal data).

10
    As defined in 17 CFR §240.3a71 - 3 (a)(8).
11
    Cross -
Border Application of Certain [SBS] Requirements,

85 Fed.
  Reg. 6270, 6296 (Feb. 4, 2020) (the SEC Guidance
).

12

A “U.S. person” means any person

that is “(i) a natural

person resident in the U.S.;

(ii) a partnership, corporation, trust,
i nvestment vehicle, or
other legal

person organized,

incorporated, or

established under the

laws of

the United

States or

having its

principal place

of business

in the
United States; (iii) an account (whether discretionary or

non-discretionary) of a U.S. person; or (iv) an

estate of a decedent who was a

resident
of the United States at the time of death.” 17 CFR

§ 240.3a71-3(a)(4).
13
    A “foreign branch” means “any branch of a U.S. bank if: (i) the branch is located outside of the United States; (ii) the bran c h operates for valid business reasons; and (iii)

the branch is engaged

in the business of

banking and is

subject to substantive banking regulation

in the jurisdiction
where located.” (17 CFR §

240.3a71-3(a)(2)). An “SBS conducted through a

foreign branch” means an SBS

that is “arranged, negotiated, and
executed by a U.S.

person through a foreign

branch of such U.S.

person if: (A) the foreign

branch is the counterparty

to such security-based swap
transaction; and (B) the security-based swap transaction is arranged, negotiated, and executed on behalf of the foreign branch solely by persons located outside the United States.” (17 CFR § 240.3a71-3(a)(3)(i)).
14
    17 CFR   §   240.3a71 - 3(a)(8)(i)(B).
15

The requirement set

out in this paragraph
3.4(b)

does not apply

to UBS AG because

it is not subject

to the SEC’s margin and

capital requirements
as it is assumed that UBS AG has a prudential regulator –

please see Assumptions
1

set out in
Annex 2

0036335-0000808 UKO1: 2005527215.20

4.

REVISIONS TO APPLICABLE LAW

4.1

We

note

that

the

SEC

rules
16

require

a

non-resident

SBSD

to

re-certify

within

90

days

after

any
changes in the legal or regulatory framework that would:
(a)

impact the ability of the SBSD to provide prompt access to its Covered

Books and Records;

(b)

impact the

manner in

which it

would provide

prompt access

to its

Covered Books

and Records;
or
(c)

impact the ability of the SEC to conduct On-Site Inspections.
4.2

Upon a change in law or regulatory framework of the sort outlined in paragraph
4.1

above, the SBSD
is required to submit a revised opinion describing how, as a matter of law,

the SBSD will continue to
meet its obligations.

4.3

This opinion relates solely to

the laws of the Federal Republic

of Germany and European Union

(
EU )
law that is directly

applicable in Germany

(i.e. regulations pursuant

to Art. 288(2)

of the Treaty on the
Functioning of the European Union), in each case, in force as at the date of this opinion.

We have no
obligation to notify any addressee of any change

in any applicable law or its application

after the date
of this opinion.
5.

RELIANCE AND CONFIDENTIALITY
5.1

This opinion is given

for the sole benefit of

the addressee.

It may not be relied

upon by anyone else
without our prior written consent.
5.2

This

opinion

is

not

to

be

disclosed

to

any

person

outside

of

UBS

AG’s

group

or

used,

circulated,
quoted or otherwise referred to for any other purpose.

However, we agree that a copy of this opinion
letter may be disclosed:

(a)

where

disclosure is

required

or

requested

by

any

governmental, banking,

taxation

or

other
regulatory authority or similar body having jurisdiction over

UBS AG (including to the SEC
as

part

of

UBS

AG’s

SBSD

registration

application) or

by

the

rules

of

any

relevant

stock
exchange or pursuant to any applicable law or regulation; and

(b)

to

UBS

AG’s

affiliates,

and

any

of

their

officers,

directors,

employees,

auditors,

insurers,
reinsurers, insurance brokers and professional advisors (in their capacity as such).
5.3

Any such disclosure

must be made

on the basis

that it is

for information purposes only,

no recipient
may rely

on this advice,

no client-lawyer relationship between

us and the

recipient arises following,
or as a

result of,

any such

disclosure.

We assume no duty

or liability

to any

recipient, and

any recipient
under paragraph
5.2(b) above

will be subject to the same restrictions on disclosure as set out above.
5.4

We

assume no obligation

to advise

you or

any other person

or to

make any

investigations as to

any
legal

developments

or

factual

matters

arising

subsequent

to

the

date

hereof

that

might

affect

the
opinions expressed herein.

16
    17 CFR § 240 .15Fb2 - 4(c)(2).

0036335-0000808 UKO1: 2005527215.20

Yours

faithfully,

Allen & Overy LLP

0036335-0000808 UKO1: 2005527215.20

ANNEX 1
OPINION
1.

DATA

PROTECTION
1.1

The

General

Data

Protection

Regulation

2016/679

(
EU

GDPR
),

and

the

German

Federal

Data
Protection Act ( Bundesdatenschutzgesetz

–
BDSG ) (together, the Data Protection Laws ) will apply
to UBS ESE’s disclosure of Covered Books and Records to UBS AG London Branch for the purpose of providing information to

the SEC and to

the SEC in the course

of On-Site Inspections, to

the extent
that

these

comprise

or

contain

personal

data.

Personal

data

is

data

relating

to

an

identified

or
identifiable living individual, so may extend to information on UBS

ESE staff as well as clients.

1.2

Under

the

Data

Protection Laws,

specific

additional restrictions

apply

for

personal

data

relating to
criminal convictions and

offences.
17

These laws also

impose heightened

restrictions on

the processing
of

‘special

category personal

data’

–

this

is

personal

data

that reveals

racial

or

ethnic

background,
political

opinions,

religious

or

philosophical

beliefs,

or

trade

union

membership,

genetic

data,
biometric

data

when

used

for

ID

purposes,

health

information,

data

concerning

sex

life

or

sexual
orientation
18
.

As special

category personal

data are

less likely

to be

relevant in

the context

of UBS
ESE’s

disclosures to

the SEC,

the laws

applicable to

this data

have not

been considered

in detail

in
this opinion.
1.3

Key restrictions in

the Data Protection

Laws relating to

UBS ESE’s

ability to disclose

personal data
to the SEC are set out below.
Legal basis for the disclosure
1.4

UBS ESE requires a legal basis under Article 6 of the

EU GDPR to disclose personal data to the SEC
in the

course of

On-Site Inspections

and to

provide UBS

AG London

Branch with

access to

its Covered
Books and

Records for

the purpose

of providing

information to

the

SEC.

Personal data

cannot be
disclosed if

doing so

would breach

another legal

requirement (e.g. banking

secrecy –

please see

section
2 below
).

Whilst there

are a

number of

Article 6 legal

bases on

which UBS

ESE may

seek to

rely,
none of its

own is so

comprehensive as to cover

all disclosures of personal

data to the SEC,

so UBS
ESE will need to

consider the most appropriate legal

basis to apply to

any given situation on

a case-
by-case basis.
1.5

The Article 6 legal bases most

applicable to UBS ESE, together with their

respective limitations, are
as follows:
(a)

Consent (Article

6(1)(a) EU

GDPR)
: In order

for consent

to be

valid under

the Data

Protection
Laws,

it

must

satisfy

the

high

standard

of

being

a

freely-given,

specific,

informed

and
unambiguous indication of wishes.
19

(b)

Legitimate interests

(Article 6(1)(f)

EU GDPR)
: This

is one

of the

most flexible

legal bases
for processing

that can

apply to

a multitude

of business

purposes, including

with respect

to
ensuring compliance with

regulatory obligations. To

rely on

the legitimate interests

ground,
UBS ESE must:

17
    Article   10 of the EU GDPR.
18
    Article   9(1) of the EU GDPR.
19

Please also refer to limitations

on the applicability of

consent discussed in paragraph
3.9

of section
3
:
Scope, assumptions and qualifications.

We
note that German data protection authorities are in practice particularly strict in relation to accepting employee consent as freely given and that
under Section 26(2)

of the BDSG,

the employee’s level

of dependence

in the employment

relationship and

the circumstances

under which

consent
was given must be taken into account in assessing

whether such consent was freely given.

That said, it may prove almost impossible

in practice
to obtain valid employee consent from UBS ESE’s

staff for the purpose of disclosing their personal data

to a non-EU based authority.

Consent
might therefore

not generally

be considered

as a

valid legal

basis for

disclosure of

UBS ESE’s

staff data

and UBS

ESE should

rely on

an
alternative basis for disclosure (e.g. the legitimate interests).

Please note that valid consent is assumed in Assumption
4.

0036335-0000808 UKO1: 2005527215.20

(i)

identify its,

or a

third party’s legitimate

interest (this

can include

commercial interests,
individual

interests

or

broader

societal

benefits)

in

complying

with

the

SEC’s
disclosure request;

(ii)

show that

the

disclosure of

documents to

the SEC

is

necessary for

achieving these
interests; and

(iii)

balance

these

interests

against

the

competing

interests,

rights

and

freedoms

of

the
individuals concerned, and satisfy itself that those interests do not outweigh its own.

If individuals would not

reasonably expect the disclosure,

or if the

disclosure would
cause

unjustified

harm

to

the

individuals,

the

interests

of

those

individuals

would
likely override the interests of UBS ESE or the third party.
An individual has the right to object to the disclosure of their personal data to the SEC under
this basis

for processing,

and UBS

ESE would

need to

demonstrate ‘compelling’ legitimate
grounds to process the data that override the rights, freedoms and interests of that individual.
The balancing of

legitimate interests against

the competing interests,

rights and freedoms

of
the

individuals

concerned should

be

made

on

a

case-by-case

basis

and

should

consider all
available facts.

In particular, Recital

47 of

the GDPR

states that,

when balancing

their interests
against

those

of

the

individuals

concerned,

controllers

should

take

into

account
“ the
reasonable expectations

of data

subjects based

on their

relationship with the

controller
”. With
this in mind, UBS ESE may

argue that its interests are

not outweighed by those of its

clients
or its employees on the basis that:
(i)

clients are

aware, due

to

statements contained

in their

terms

of business

with UBS
AG, the US nexus when they engage in SBS transactions and, their understanding as sophisticated investors, that regulatory

oversight will be exercised

by the SEC, which
may entail

certain information

regarding their

transactions, including

in some

cases
their personal data, to be disclosed to the SEC; and
(ii)

the employees whose

personal data may

be disclosed to

the SEC understand

their role
will involve SEC

oversight due

to their being

classified as

‘associated persons’

for the
purposes of SBS

transactions and understand

that, as a result,

certain of their

personal
data

may

be

disclosed

to

the

SEC.

More

specifically,

each

associated

person

is
required

to

complete

an

‘SBS

associated

person

questionnaire’,

which

provides
advance notice that

their activities may

involve the

disclosure of their

personal data
to the SEC and

potentially require them to undertake

interviews with the SEC.

Each
employee that is an

associated person is also

required to agree or

acknowledge their
understanding

that

their

data

may

be

provided

to

the

SEC

in

connection

with

the
SEC’s oversight of SBS transactions.

In addition,

while focused

on the

relationship between the

SEC and

BaFin, the

existence of
the BaFin

MoU arguably

reflects an

acceptance in

Germany that

the SEC

has a

duty to

regulate
SBS markets and may need to access information

maintained by financial institutions located
in

Germany for

this purpose.

This

argument

is

further supported

by the

ECB MoU,

which
similarly reflects an understanding of the SEC’s

duties and an acceptance regarding the need
for information, including personal data, to be provided to the SEC.
20

Also relevant to this balancing of interests are that the SEC will:

20

For the avoidance of

doubt, we note however

that neither the BaFin

MoU nor the ECB

MoU stipulates any exemptions

from the com
pliance with
applicable data protection rules under the GDPR, including from the international transfer rules.

0036335-0000808 UKO1: 2005527215.20

(i)

restrict

its

information

requests

for,

and

use

of,

any

information

to

only

the
information

that

it

requires

for

the

legitimate

and

specific

purpose

of

fulfilling

its
regulatory mandate

and responsibilities

and to

prevent and/or

enforce against

potential
illegal behaviour, with the type and amount of personal

data requested being targeted
based on risk and related to specific clients and accounts, and employees;
21

and
(ii)

information,

data

and

documents

received

by

the

SEC

are

maintained

in

a

secure
manner and only disclosed pursuant to strict US confidentiality laws.
22

(c)

Disclosure is

necessary for compliance

with a legal obligation

to which UBS ESE

is subject
(Article 6(1)(c) EU GDPR)
: There must be a German or EU law nexus in order

for UBS ESE
to

be able

to

rely

on this

legal basis.

Article 6(3)

of

the

EU

GDPR requires

that the

legal
obligation must be laid down by EU law

or EU Member State law,

to which the controller is
subject to,

although this

does not

have to

be an

explicit statutory

obligation, as

long as

the
application of the law is foreseeable to UBS ESE as the person subject to it.
23

In the context of

this legal basis for processing,

an SEC request in

the absence of a

German or
EU legal requirement (e.g.

a lawful request

from BaFin in

the exercise of

its powers) would
not justify the disclosure as being necessary for compliance with such an obligation.
We

further

note that

neither the

BaFin MoU

nor

the ECB

MoU

create any

legally binding
obligations.
24

(d)

Disclosure is necessary

for the performance

of a

task carried

out in the

public interest (Article
6(1)(e) EU

GDPR)
:

According to

German data

protection authorities’

and legal

literature’s
interpretation of this legal basis, only entities who or are officially entrusted with performing public tasks or

are vested

with public

authority are

able to

rely on this

legal basis.
25

As a result
it is

not possible

for UBS

ESE to

rely on

this legal

basis for

the disclosure

of personal

data
contained in the Covered Books and Records

from a German data protection law

perspective.

(e)

Disclosure is

necessary for the

establishment, exercise or

defence of legal

claims unless the
data subject has

an overriding interest

in not having

the data processed

(Section 24(1) no.2
BDSG) :
The effects of the

disclosure on the data

subject must be assessed on

a case-by-case
basis, taking into account in

particular if the disclosure of

personal data is truly necessary

or
if there are

less intrusive ways

to fulfil UBS

ESE’s interest

in the establishment, exercise

or
defence of legal claims.
Based upon the above, the legitimate

interests basis for processing is

likely to be the most appropriate
Article 6

EU GDPR grounds

on which

UBS ESE

could rely

in relation

to its

disclosure of Covered
Books and Records to the SEC and to permit On-Site Inspection.
1.6

It is considered very unlikely that personal data included in Covered Books and Records or disclosed to the SEC during On-Site Inspections will include special categories of personal data.

Further, UBS
ESE

might

not

hold

all

information

described

in

17

C.F.R.

§§.18a-5(b)(8)(i)(A)

through

(H)

or
240.18a-5(a)(10)(i)(A) through

(H), as the

case may be

an associated person

who is not

a US Person.
26

However, to the extent that this does

occur,

and such information is held by UBS ESE, in addition to
an

Article

6

EU

GDPR

legal

basis,

UBS

ESE

will

need

to

establish

an

additional

condition

for
processing under Article

9 of

the EU

GDPR if

it discloses special

categories of personal

data to

the
21
    Please refer to Assumptions
6

and
8

in
Annex 2
, as well as Article

II paragraphs 44, 54

of the BaFin MoU

and

Article II paragraph 49

of the ECB
MoU.
22
    Please refer to Assumption
9

in
Annex 2
, as well as paragraph 60 of the BaFin MoU and

paragraph 56 of the ECB MoU.
23
    Recital 41 E U GDPR .
24
    Article II paragraph
28 of the BaFin MoU / Article II paragraph 27 of the

ECB MoU.

25

See

DSK

short

paper

no.

4

(
Kurzpapier

Nr.

4

Datenübermittlung

in

Drittländer
),

available

at
https://www.datenschutzkonferenz -
online.de/media/kp/dsk_kpnr_4.pdf
26
    As we understand is as defined in 17 C.F.R. §240.3a71 - 3(a)(4)(i)(A).

0036335-0000808 UKO1: 2005527215.20

SEC, such as

where it is

necessary for the

establishment, exercise or defence

of legal claims.

Other
than valid consent,
27

the Article 9 EU GDPR conditions that

are most likely to apply to disclosure of
special categories of personal data contained in the Covered Books and Records are:
(a)

processing is necessary for

the establishment, exercise or

defence of legal

claims or whenever
courts are acting in

their judicial capacity

(
Article 9(2)(f) EU GDPR and Section 24(1) no. 2
BDSG) ; and
(b)

processing is necessary

for reasons of

substantial interest,

on the

basis of

domestic or

Member
State   law

(
Article 9(2)(g) EU GDPR) .
1.7

Although Sections 22

and 26(3)

BDSG provides

for additional

legal bases

for the

processing of

special
categories of

personal data,

none of

these additional

bases is

likely to

be available

for disclosing

special
categories of

personal data to

the SEC

by UBS ESE,

as these legal

bases refer to

the processing for
purposes of preventive

medicine or

where the processing

is required

under employment

or social

laws.

1.8

Similarly,

UBS ESE’s

processing of

personal data

relating to

criminal

convictions and

offences

or
related

security

measures

is

highly

restricted,

and

can

only

be

disclosed

based

on

Article

6(1)

EU
GDPR

under

the

control

of

official

authority

or

when

the

processing

is

authorised

by

EU

or

EU
Member State law providing for appropriate

safeguards for the rights and freedoms

of data subjects.
28

It

is

recognised

by

the

legislative

memorandum
29

to

the

BDSG

that

Section 26

BDSG

is

such

EU
Member State

law that

allows processing

of

criminal data

without the

control of

official

authority.
That

is,

to

the

extent

that

the

disclosure

of

criminal

data

is
necessary

for

the

performance

of

the
employment relationship
, Section 26 BDSG could allow on a

case-by-case assessment the disclosure
of UBS ESE staff’s criminal data.
30

Data protection principles
1.9

In

addition to

establishing a

legal basis

for

the

disclosure, UBS

ESE

would need

to

ensure that

its
disclosures are compliant with the remaining

requirements under the Data Protection

Laws, including
the data protection principles set out in Article 5 of the EU GDPR.

For example, UBS ESE must:
(a)

be

transparent with

those whose

personal data

is

to

be

disclosed to

the

SEC, who

must

be
provided

with

fair

processing

information

(usually

in

the

form

of

a

privacy

notice

or
statement);
(b)

with

respect

to

the

data

itself,

ensure

that

it

only

provides

personal

data

that

is

adequate,
relevant and limited

to what is

necessary in relation

to the purposes

of its regulatory

activities;

(c)

be careful to avoid participating

in ‘data dumps’ and should

consider withholding documents,
anonymising personal data

(or pseudonymising

data where full

anonymisation is not

possible)
and redacting personal data from documents as appropriate;
(d)

ensure that the data is accurate and, where necessary, kept up to date;
(e)

keep the personal data

in a form that enables

identification of individuals for

no longer than is
necessary for the purposes for which the personal data is processed;

and
(f)

ensure

that

the

confidentiality

and

integrity

of

personal

data

is

maintained,

and

as

such,
implement appropriate security measures (e.g. encryption) to protect the personal data.
27

Article

9(2)(a)

EU

GDPR
–
please

also

refer

to

l
imitations on

the

applicability

of

consent

discussed

in

paragraph
3.9

of

section
3
:
Scope,
assumptions and qualifications.

Please note that valid consent is assumed in Assumption
4.

28
    Article   10 sent.   1 EU GDPR.
29
    BT - Drs. 18/11325, p.   97.
30
    W
e note, however,

that in our

experience German data protection

authorities tend to apply

the necessi
ty test rather

strictly in the employment
context in practice.

0036335-0000808 UKO1: 2005527215.20

1.10

Whilst it is possible

that the SEC has

taken these principles

into account in its

request for access

to the
Covered Books

and Records, responsibility

remains with

UBS ESE

to ensure

that any

disclosure of
personal

data

in

the

Covered

Books

and

Records

comply

with

all

requirements

under

the

Data
Protection Laws and to verify this and implement its own compliance measures.

International transfers
1.11

The general

principle in

the EU

GDPR is

that UBS

ESE may

not transfer

personal data

to a

jurisdiction
outside the

European Economic

Area, unless

it can

satisfy a

condition for

the transfer

as set

out in
Chapter V of the EU GDPR.

1.12

Article 45

of the

EU GDPR allows

for UBS

ESE to

transfer personal

data to

a recipient

outside the
EEA

where

the

transfer

is

based

on

an

adequacy

decision

of

the

European

Commission.

For

the
purposes of

providing Covered

Books and

Records to

UBS AG

London Branch,

the adequacy

decision
of the

European Commission

currently in

effect in

respect of

the UK
31

allows transfers

of personal
data from the EEA, including Germany, to the UK to be made freely.

Any transfer from UBS ESE to
UBS AG

London Branch

would therefore

be permitted

without limitation

(provided that

the disclosure
otherwise complied with the EU GDPR).

1.13

It should be noted that

under Article 44 sent. 1, Recital 101 of the

EU GDPR any onward transfer of
UBS ESE’s Covered Books and Records by

UBS AG London Branch

to the SEC is still

subject to the
transfer requirements of

the EU GDPR.

In this

regard it is

helpful that the

European Commission’s
adequacy decision for

the UK addresses

onward transfers from the

UK and notes that

the regime on
international

transfers

under

the

UK

GDPR

and

UK

DPA

2018

is

“
in
substance

identical
”

to

the
transfer regime

under

the EU

GDPR.
32

The

primary options

available to

UBS

AG London

Branch
pursuant to this

EU GDPR restriction applicable to

data originating from UBS ESE

when disclosing
the UBS ESE’s Covered Books and Records to the SEC in the US are as follows:
(a)

Derogations (Article

49 EU

GDPR)
: Where

a transfer

mechanism adopted by

the European
Commission in

respect of

the US

is not

available (as

is currently

the case),

derogations for
specific situations from the transfer prohibition are potentially available under EU GDPR for facilitating

UBS

AG

London

Branch’s

transfer

of

personal

data

contained

in

UBS

ESE’s
Covered Books and Records to the SEC.

These derogations include:
(i)

Consent
: relying on

consent to enable

an international transfer

requires that UBS

ESE
has

(A) explicitly

stated

to

the

Rights

Holder

that

the

data

protection

level

at

the
recipient is

not comparable

to the

data protection

level in

Germany,

noting that

the
controller

will

not

be

able

to

ensure

that

an

adequate level

data

protection level

is
achieved by

using a

transfer mechanism

available under

the EU

GDPR,

with the

result
that their personal data will not be subject to data protection that is equivalent to that established under the

EU GDPR,

and (B) included in

the consent form a

description
of the data protection laws and practices in the recipient country (i.e. in this case, the
US), so that the data subject is in a position to make an informed decision
33
;
34

and

(ii)

legitimate interests:

a data transfer on the basis

of legitimate interests may only take
place if (A) the transfer

is not repetitive, (B) concerns only

a limited number of

data
subjects, (C)

is necessary for the purposes of compelling legitimate interests pursued
31
    Commission Implementing Decision   of 28.6.2021   pursuant to Regulation (EU) 2016/679 of the European Parliament and of the Council   on the
adequate protection

of personal

data by

the

United Kingdom.

Please note

that in

the

future the

adequacy decision

may be

withdrawn, not
prolonged or restricted and that the current adequacy decision is limited to four years.
32
    Paragraph 2.5 .7, recitals
(74) and

(75) of
  the Commission Implementing Decision   of 28.6.2021
pursuant to

Regulation (EU) 2016/679

of the
European Parliament and of the Council on the adequate protection of personal data by the United Kingdom.
33
    [ Local guidance – source to be added ]
34
    Please note that valid consent is assumed in Assumption
4.

0036335-0000808 UKO1: 2005527215.20

by UBS ESE, (D) UBS ESE’s

legitimate interests are not overridden by the interests
or

rights

and

freedoms

of

the

Rights

Holder,

(E)

UBS

ESE

has

assessed

all

the
circumstances surrounding

the data transfer

and (F)

UBS ESE has,

on the

basis of that
assessment,

provided

suitable

safeguards

with

regard

to

the

protection

of

personal
data. UBS

ESE must

inform the

Data Protection

Authority of

the State

of Hesse

(being
UBS ESE’s supervisory authority

for data protection)

of the transfer.

UBS ESE

must,
in addition to providing the information referred to in

Articles 13 and 14 EU GDPR,
inform

the

data

subject

of

the

transfer

and

of

the

compelling

legitimate

interests
pursued.

Each of the

consent and legitimate interest

derogations need to be

applied on a

case-by-case
basis.
35

We

note

that

the

derogation

that

the

transfer

is

strictly

necessary

for

important

reasons

of
public interest will likely not be applicable from a German data protection perspective.

(b)

BaFin route
: In certain situations, for example where UBS ESE

considers the transfer of data
to UBS AG

London Branch for

the purpose of

providing information to

the SEC to

be high
risk, it may

be possible to

arrange for the

disclosure to be

made to

BaFin, which could

then
transfer the data

to the SEC

in the US.
36

This route would

avoid UBS ESE

and UBS AG

being
responsible for ensuring the

international onward transfer

was fully compliant with

Article 44
sent. 1, Recital 101 of the EU GDPR.
1.14

Access to Covered Books and

Records granted to the SEC

in the course of On-Site Inspections

would
not

entail

UBS

ESE

effecting

an

international

transfer

and

so

restrictions

in

Chapter

V

of

the

EU
GDPR would not apply to that situation.

2.

BANKING SECRECY PRINCIPLE ( BANKGEHEIMNIS )
General considerations
2.1

Note

that

the

banking

secrecy

principle

is

only

relevant

for

UBS

ESE

where

the

contractual
relationships with the customers are governed by German law.
2.2

According

to

the

German

banking

secrecy

principle

(the
German

Banking

Secrecy

Principle
),

a
credit

institution,

such

as

UBS

ESE,

is

obliged

to

treat

any

client-related

information

as

being
confidential

and

to

disclose

this

information

only

on

a

need

to

know

basis
by
applying

strict
safeguarding measures.

In Germany,

the banking

secrecy principle

is primarily

a matter

of contract
law.

It is

not codified

in the

German civil

code (
Bürgerliches Gesetzbuch
) or

other laws.

However,
according to

the jurisprudence

of the

German Federal

High Court

(
Bundesgerichtshof
), the

German
Banking Secrecy

Principle constitutes

an ancillary

obligation of

the banking

contract between

the bank
and its customer and forms therefore part of each contractual banking relationship between a German
bank and its

customers governed by German

law.

In recognition of

that fact, the

duty to observe

the
German Banking Secrecy Principle has been incorporated

in No. 2(1) of the standard General Terms
and Conditions for Banks ( Allgemeine Geschäftsbedingungen

–
AGB-Banken
).

2.3

Against

this

background,

the

German

Banking

Secrecy

Principle

does

not

differentiate

between
(i) customer data; and (ii) data of natural persons or legal entities, provided that the data are obtained by UBS ESE on the basis or within the context of its customer business/contractual relationship.
2.4

Though, on the

one hand, it is

undisputed that each bank can

generally modify the AGB-Banken for
their

own

purposes,

it

is

on

the

other

hand

unclear

to

what

extent

the

German

Banking

Secrecy
Principle

can

be

waived

by

such

modification.

It

can

be

expected

that

there

is

a

customary

law
35
    Article 49(1) EU GDPR at sentence   1 paragraph (a) and sentence   2, respectively.
36
    See Article   48 EU GDPR.

0036335-0000808 UKO1: 2005527215.20

foundation ( Gewohnheitsrecht
) to

the German

Banking Secrecy

Principle, according

to which

such
principle is

such an

essential part

of the

relationship between

a bank

and its

client that

it cannot

be
carved

out. For

clarification purposes,

we would

therefore like

to

highlight that

a

mere deletion

of
No. 2(1) AGB-Banken would not result

in the German Banking Secrecy Principle

being inapplicable.
Scope of protection under the German Banking Secrecy Principle
2.5

The German Banking Secrecy

Principle applies in respect

of all business and

private information on
the

client

obtained

by

a

bank

on

the

basis

or

within

the

context

of

its

client

business/contractual
relationship, i.e. not only personal data.

Furthermore, the German Banking Secrecy Principle applies
to

all

outward

as

well

as

inward

processes

of

the

bank.

Hence,

even

inside

the

bank

only

those
individuals which

have a

legitimate interest

may have

access to

the data

subject to

the German

Banking
Secrecy Principle (“need to know” principle).
2.6

Anonymised data

(i.e. data

that has

been amended

in such

a way

that it

is technically

impossible to
trace it back

to specific persons

or is only

possible with disproportionate effort)

or redacted data

are
not included

in the

scope of

the German

Banking Secrecy

Principle and

can be

transferred to

third
parties without further restrictions related to the bank secrecy.
2.7

Consequently, where Covered

Books and Records do not contain any relevant forms

of business and
private information on the client obtained by UBS ESE on the basis or within the context of its client business/contractual

relationship

(e.g. transaction

data

such

as

volumes

and

prices)

the

German
Banking

Secrecy

Principle will

not

apply,

and

hence

UBS

ESE

can

share

the

information

without
customer consent.
Sharing of information – general limitations on sharing of information within the scope of the German
Banking Secrecy Principle
2.8

As a general remark, it should be noted that there is neither case law nor legal literature discussing in detail the limits of the German Banking Secrecy Principle if it comes to sharing information with US authorities such as the

SEC. This is probably mainly

due to the fact

that traditionally data protection
rules were stricter than the banking secrecy limits and that there are few instances where data sharing results in damages

to the customer

which would justify

a legal

proceeding. Therefore, it

seems very
difficult to

precisely determine

to what

extent data

may be

shared with

SEC for

the purpose

of the
registration as an SBSD in the US.
2.9

According to No.

2(1) of the

AGB-Banken which

incorporates the general

principles developed

on the
German Banking Secrecy

Principle UBS ESE

may share

information falling within

the scope of

the
German Banking Secrecy Principle only if:
(a)

required by law,
(b)

the client has consented to the disclosure, or
(c)

the bank

is authorised

to provide

a bank

notification requested

by another

bank (
Bankauskunft )
(cf. No. 2(1) sent. 1 AGB-Banken).
37

Sharing of information if “required by law” – assessment
2.10

Although

information

contained

in

the

Covered

Books

and

Records

or

obtained

through

On-Site
Inspections is covered by

the German Banking Secrecy Principle,

it may be shared

if there is a

legal
obligation/requirement

to

do

so,

i.e.

where

a

law

to

which

the

bank

is

subject

to

requires

that

the
information shall

be disclosed

(
Legal Requirement
). Such

Legal

Requirements are

included, inter
37

As the third option mentioned in the

AGB
- Banken, disclosing data   on the basis of a bank notification
, is not relevant in the case at

hand, it is not
further discussed in this opinion.

0036335-0000808 UKO1: 2005527215.20

alia,

in

German

tax,

criminal

law,

AML

and

regulatory

law

provisions

(c.f.
Kümpel/Mülbert/Früh/Seyfried, Bank-

und Kapitalmarktrecht,

No. 2 AGB-Banken:

Bankgeheimnis
und Bankauskunft, Recital 3_254).
2.11

As far

as it

is based

on Legal

Requirements, a

data-sharing request

does not

contradict the

German
Banking Secrecy Principle.

However, the question is whether

these considerations can

also be applied
in the case

at hand where the

information request is not
per se

based on German law,

but on foreign
law:
Sec 44(1) of the German Banking Act as Legal Requirement
2.12

Pursuant to Sec. 44(1) of the German Banking Act ( Kreditwesengesetz – KWG ), BaFin and the ECB
have the

power to

request from

institutions information

about all

business activities,

documentation
and,

if

necessary,

copies,

and

also

to

perform

on-site

inspections.

Consequently,

the

disclosure

of
information based on this provision does not contradict the German Banking

Secrecy Principle.

2.13

However, this specific

power is only available to

BaFin and the ECB to

oblige UBS ESE to disclose
client-related information vis-à-vis BaFin and the ECB themselves. It is not clear whether this power applies

equally to

investigations conducted

by

the

ECB to

support foreign

regulators such

as

SEC
because
BaFin

and
the ECB   are
subject

to

professional

secrecy

requirements

when

sharing
information. In any event, Sec. 44(1) KWG would only allow measures undertaken by BaFin and the
ECB

to

support

SEC,

but

by

no

means

measures

undertaken

by

SEC

directly.

As

this

opinion

is
focussed on the latter, Sec. 44(1) KWG will not constitute a sufficient legal basis in the case at hand.
17 CFR 240.18a-6(g) as Legal Requirement
2.14

Pursuant to

17 CFR

240.18a-6(g)a non-resident

security-based swap

dealer and

non-resident major
security-based swap participant applying

for registration must

provide the SEC

access to Books

and
Records and

must allow

for On-Site

Inspections. This

might justify

the sharing

of information

with
UBS AG London Branch for the purpose of providing information to the SEC or with the SEC in the course of On-Site Inspections in Germany.
2.15

In general, only legal requirements

to which UBS ESE is directly

subjected may justify the disclosure
and sharing of client-related information with

UBS AG London Branch for

the purpose of providing
information to the SEC or

with the SEC in

the course of On-Site

Inspections in Germany.

UBS ESE
is

primarily authorised

and supervised

in Germany

and therefore

subject to

local rules.

We

are not
aware

of

any

legal

literature

or

case

law

dealing with

the

question

of

whether foreign

statute

may
justify the disclosure of

information subjected to

the German Banking Secrecy

Principle. Therefore, it
is uncertain, whether such a US rule may justify the disclosure of client-related information.

Order of a court / administrative order as Legal Requirement
2.16

Legal literature considers an order of

a foreign court to be sufficient to override the

legal duties of the
German

Banking

Secrecy Principle.

This

should

also

apply

to

the

disclosure

of

information

in

the
event

of

a

request

for

information

from

a

foreign

authority,

provided

that

this

is

enforceable

in
Germany

or

where

for

example,

the

foreign

authority

has

prosecutorial

powers

(c.f.

Wech,

das
Bankgeheimnis, p. 458; Canaris, Bankvertragsrecht, Recital 62).

0036335 - 0000808 UKO1: 2005527215.20

2.17

In the case of

the SEC, SEC

measures are generally

not enforceable in

Germany and the SEC

does not
have prosecutorial powers in

Germany.

Therefore, as in the

case of US

law,

it is unclear

whether an
SEC order

can justify

sharing of

data. However,

in

any event,

to rely

on this

exception, UBS

ESE
would need to

balance its interests

in complying with

the SEC’s disclosure

request against the

German
Banking Secrecy

Principle and

UBS ESE

must satisfy

itself that

the customer

interests do

not outweigh
its own; this needs to be assessed in practice on a case-by-case basis (c.f. Canaris,

Bankvertragsrecht,
Recital 62).
BaFin   MoU as Legal Requirement
38

2.18

Pursuant to Article IV paragraph

44 of the BaFin MoU,

the SEC is able do

directly request Books and
Records when necessary to fulfil its regulatory mandate or to conduct On-Site Inspections. However, in this

regard we

note the

following: (i)

The BaFin

MoU is

a public

law arrangement.

It is

unclear
whether it

can have

an effect

on the

German Banking

Secrecy Principle

which is,

as set

out above,
rooted in civil law. (ii)

More importantly, pursuant to Article II paragraph 28 of the BaFin MoU,

the
BaFin MoU “
does not create any

legally binding obligations,

confer any rights

or supersede domestic
laws, nor should it

be construed as an

agreement to limit

the protection and

safeguards provided

by
the laws applicable

to the authorities

and does not

confer upon any

person the right

or ability, directly
or

indirectly,

to

obtain,

suppress,

or

exclude

any

information

or

to

challenge

the

exchange

of
information under this MoU ” .
Consequently, the BaFin MoU lacks the authority of statue.

2.19

Nevertheless, whilst

the

position is

not

free from

doubt, in

our

view one

could well

argue

that the
combination of

the BaFin

MoU, the

US laws

and the

SEC orders

justify the

sharing of

data from

a
banking secrecy perspective.
2.20

Sharing of information in case of “consent” – assessment
2.21

In case there is no Legal Requirement on the basis of which client-related information sharing can be justified, sharing of

client data protected

by the German

Banking Secrecy Principle

may only be

based
on customer consent.
2.22

Customer consent

exists in

the form

of implied

or explicit

consent: There

are recognised

circumstances
in which the

sharing and disclosure

of client-related

data is in

the interest of

the relevant

client. In such
cases,

the

German

Banking

Secrecy

Principle shall

not

prevent the

disclosure or

sharing of

client-
related data as

the sharing of

customer data

is justified by

implied consent (
konkludente Einwilligung ).
Otherwise, explicit consent would be required.
Explicit consent
2.23

Generally

speaking,

explicit

consent

can

always

justify

information

sharing.

Such

explicit

consent
must be provided on a case-by-case basis for the duration of the contractual relationship. This means,
that a consent in

form of a more

general consent, i.e. consent

allowing the transfer of

information to
the US in any circumstance may not be sufficient. Please note that we have assumed at Assumption
4

of
Annex 2

that UBS ESE has validly obtained such explicit consent.
Implied   consent (disclosure of information in the clients’ interest)
2.24

In an

economy of

scale with

regard to

the provision

of services

by UBS

ESE and

the receipt

of services
by the customers,

the sharing

of information

is a key

requirement for the

efficient running of

a banking
business. The German Banking Secrecy

Principle shall not compromise this

(c.f. WM 2000, p. 503).
Therefore, it is

recognised that the

sharing of information

can be justified

by implied consent

where
such

sharing

of

information

is,

from

a

broader

perspective,

in

the

interest

of

the

customers.

This
requires, however, a balancing

of interests.
38
    The ECB MoU contains similar rules.

0036335-0000808 UKO1: 2005527215.20

2.25

As a

consequence of

the registration

of UBS AG

as a

SBSD in

the US,

we understand

that the

customer
benefits by

having access to

a wider range

of products. While

not being a

typical case

of sharing

of
information for

an economy

of scale,

we nevertheless

believe that

one can

well argue

that such

benefits
can form the basis of an implied consent.

2.26

However, as

mentioned, to rely

on this exception,

UBS ESE must

balance its interests in

complying
with the SEC’s disclosure request against the principle of the German Banking Secrecy Principle and
UBS ESE must satisfy itself that those

interests do not outweigh its own. While

this would need to be
assessed on

a case-by-case

basis, it

seems that,

as a

matter of

principle, for

those clients

who personally
make

use

of

the

opportunities

resulting

from

the

access

to

SBS

transactions,

such

benefits

may
outweigh the data sharing.

Potential sanctions in case of a breach of the German Banking Secrecy Principle – Overview
2.27

A

breach

of

banking

secrecy

has

civil

law

consequences for

UBS

ESE.

It

entitles

the

customer

to
terminate the contract

with UBS ESE

without notice (c.f.

No. 18(2) AGB-Banken)

as well as

to claims
for damages, injunctive relief and claims for restitution or deletion of the data.
2.28

Note that

a successful

claim for

breach of

banking secrecy must

demonstrate that

there has

been an
unauthorised use of confidential information to the detriment of the Rights Holder, i.e. the customer.
3.

PRINCIPLE OF TERRITORIALITY
3.1

According to

the general

territorial principle

of international

law,

a state

that wishes

to take

action
outside

its

sovereign

borders

is,

as

a

general

rule,

referred

to

private

law,

because

the

territorial
principle of

international law

limits the

validity of

its sovereign

acts to

its national

territory.

In this
respect, the SEC is in

principle not authorized to take sovereign action,

including On-Site Inspection
and obtaining access to

Covered Books and

Records, in Germany. However, such a

permission can be
found in an MoU between BaFin and the SEC. While this MoU

is non-binding, in our view it should
allow those actions to be taken without a breach of the general territorial principle.
***

0036335-0000808

UKO1: 2005527215.20

ANNEX 2
ASSUMPTIONS
This opinion relies on the following assumptions:
1.

UBS AG has

a “prudential regulator”

as defined by

Section 3 of

the US Securities

Exchange Act of
1934 (the
Securities Exchange

Act
).

As such,

the Covered

Books and

Records considered

in this
opinion are limited to what a prudentially regulated SBSD must be able to share with the SEC.

2.

Additionally, in accordance with SEC Guidance at

85 FR 6297, books and records pertaining to SBS
transactions entered into prior to the date that UBS AG submits an application for registration are not
Covered Books and Records.

3.

Where transfers of

personal data are

made to the

SEC in the

absence of an

adequacy determination,
such disclosure will

be made in

compliance with Articles 44
et seq.

of the EU

GDPR and limited

to
what

is

necessary

for

the

purpose

of

the

transfer

(i.e.

compliance

with

the

principle

of

data
minimisation, e.g. by applying less intrusive processing activities such as redaction).
4.

UBS ESE

or, as

the case may

be, UBS

AG has obtained

any necessary prior

consent of the

persons
(e.g .
,

counterparties,

employees)

whose

information

is

or

will

be

included

in

Covered

Books

and
Records in order

to provide the

SEC with access

to its Covered

Books and Records

or to allow

On-
Site

Inspections,

to

the

extent,

as

considered

in

this

opinion,

such

consent

would

constitute

valid
consent and such

consent has not

been withdrawn.

Insofar as Covered

Books and Records

relate to
employees of UBS

ESE, such employees

are “associated persons”

of UBS AG

for purposes

of 17 CFR
§ 240.18a-5(b)(8) who

have agreed

to sharing of

their personal/employment

information with

the SEC
in the event of a request for information from the SEC.

5.

Any

data held

by UBS

ESE that

is

subject to

a

disclosure request

from the

SEC, either

by

way of
access or On-Site Inspection, will be held by UBS ESE

in Germany.

Whilst UBS ESE will be subject
to

direct On-Site

Inspection by

the SEC

in

Germany,

UBS ESE

will

provide access

to its

Covered
Books and Records (beyond On-Site

Inspections) to UBS AG London

Branch, rather than providing
this access directly to the SEC.

6.

The SEC will restrict

its information requests

for, and use of, any information

pursuant to its access

to
Covered Books

and Records and

On-Site Inspections to

only the

information that

it requires

for the
legitimate and specific purpose of fulfilling

its regulatory mandate and responsibilities by

evaluating
compliance with

legal obligations

designed to

ensure the proper

legal administration

of SEC-regulated
firms (which includes regulating,

administering, supervising, enforcing

and securing compliance with
the

securities or

derivatives laws

in its

jurisdiction) and

to

prevent and/or

enforce against

potential
illegal behaviour.

7.

Similarly,

UBS ESE will ensure that

its disclosures are compliant with

the data protection principles
set out in Article 5 of the EU GDPR.
39

We understand that UBS’ general experience in responding to
information requests from the SEC (or other US

and non-US regulators) leads it to maintain a belief,
which it considers to be reasonable, that UBS ESE can and (subject to any changes in applicable law
and

regulation

and/or

the

approach

of

relevant

regulators,

including

the

competent

German

data
protection authorities)

will continue to be

able to comply

with these data protection

principles in the
course

of

making

disclosures

of

the

sort

required

when

providing

access

to

Covered

Books

and
Records and submitting to On-Site Inspection.
40

8.

It is the SEC’s

practice to limit the type and amount of

personal data it requests during examinations
to targeted

requests based

on risk

and related

to specific

clients and

accounts, and

employees.

The
39
    These principles are set out in
Annex 1

at paragraph
1.9.

40
    See the SEC   G uidance at 85 FR 6298 .

0036335-0000808 UKO1: 2005527215.20

requested

information

may

include

some

limited

criminal

records

data

and

‘special

category

data’
under the EU GDPR (as described in

paragraph
1.2

of
Annex 1

to this opinion).

We

understand that
this aligns with UBS’

general experience in

responding to information

requests from the SEC,

leading
it to

maintain a

belief, which

it considers

to be

reasonable, that

this assumption

is, and

will remain,
accurate

(subject

to

any

changes

in

applicable

law

and

regulation

and/or

the

approach

of

relevant
regulators, including the competent German data protection authorities).
41

9.

Information, data and documents received

by the SEC are

maintained in a secure manner

and, under
strict

US

laws

of

confidentiality,

information

about

individuals

cannot

be

onward

shared

save

for
certain

uses

publicly disclosed

by

the

SEC, including

in

an

enforcement proceeding,

pursuant to

a
valid and non-exempt US Freedom of

Information Act (
FOIA ) request,
42

pursuant to a lawful request
of the

US Congress

or a

properly issued

subpoena, or

to other

regulators who

have demonstrated

a
need for the information and provide assurances of confidentiality.
10.

UBS

ESE

has

policies

in

place

directing

its

staff

not

to

UBS

ESE’s

communication

services
(e.g. business e-mail

accounts, telephones, chat

services, etc.)

for private

purposes, and

directing its
staff not to use private communication services for business purposes.
11.

All terms of

business entered into

with clients conducting

SBS transactions contain

clear statements
such that

clients are

aware that

that regulatory

oversight will

be exercised

by regulatory

authorities
and that

information regarding

their transactions,

including their

personal data,

can be

disclosed to
regulatory authorities (for example, clause 10, and

in particular clause 10(b) of the terms

of business
for professional clients and eligible counterparties (March 2019)
43
).
12.

UBS AG does not include the information

described in 17 C.F.R. §§.18a-5(b)(8)(i)(A) through (H) or
240.18a-5(a)(10)(i)(A)

through

(H),

as

the

case

may

be,

in

questionnaires

or

applications

for
employment

executed

by

an

associated

person

who

is

not

a

US

Person

(as

defined

in

17

C.F.R.
§240.3a71-3(a)(4)(i)(A)), unless UBS

AG is required to

obtain such information under

applicable law
in the jurisdiction in which

the associated person is employed

or located or obtains such

information
in conducting a background check that is customary for UBS AG in that jurisdiction and the creation
or maintenance of records reflecting that information

would not result in a violation of applicable

law
in the jurisdiction in which the associated person is employed or located.
***
41
    See the SEC   G uidance at 85 FR 6298 .
42

We do not give

any views in the opinion to matters of US law,

though we understand that information can be
made public pursuant to requests
under the

US FOIA,

and that

certain information is

exempt from

such requests,

including (among

others): (1)

a trade

secret or

privileged or
confidential commercial or

financial information obtained

from a person;

(2) a

personnel, medical, or

similar file the

release of

which would
constitute a clearly unwarranted invasion of personal privacy; (3) information compiled for law enforcement purposes, the release of which (a)
could reasonably be expected to interfere with law enforcement proceedings; (b) would deprive a person of a right to a fair trial or an impartial
adjudication; (c) could reasonably

be expected to constitute

an unwarranted invasion of

personal privacy; (d) could

reasonably be expected to
disclose the identity of a

confidential source; (e) would disclose techniques, procedures,

or guidelines for investigations or prosecutions;

or (f)
could reasonably be

expected to endanger

an individual's

life or physical

safety; (4) contained

in or related

to examination, operating,

or condition
reports about financial institutions that the SEC regulates

or supervises.
43

Available

at:
https://www.ubs.com/global/en/investment-bank/regulatory/_jcr_content/mainpar/toplevelgrid/col1/linklist_1815406319/
link.1894740908.file/PS9jb250ZW50L2RhbS9JbnZlc3RtZW50QmFuay9kb2N1bWVudHMvaWJ0ZXJtcy90ZXJtcy1vZi1idXNpbmVzcy5wZ
GY=/terms-of-business.pdf .

0036335-0000808 UKO1: 2005527215.20